UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 2, 2026
Date of Report (Date of earliest event reported)

DENTSPLY SIRONA Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-16211		39-1434669
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

13320 Ballantyne Corporate Place,	Charlotte	North Carolina	28277-3607
(Address of Principal Executive Offices)			(Zip Code)
(844) 848-0137
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	XRAY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The annual meeting of stockholders (the “Annual Meeting”) of DENTSPLY SIRONA Inc. (the “Company”) was held on June 2, 2026. The following matters were voted upon at the Annual Meeting, with the results indicated:

1.Election of twelve directors to serve until the next annual meeting of stockholders or until their respective successors are duly elected and qualified.

	Director	For	Against	Abstain	Broker Non-Votes
1a.	Michael J. Barber	167,115,711	642,651	82,953	14,762,922
1b.	James D. Forbes	167,030,832	726,831	83,652	14,762,922
1c.	Brian T. Gladden	167,131,075	633,358	76,882	14,762,922
1d.	Betsy D. Holden	144,275,619	23,407,281	158,415	14,762,922
1e.	Clyde R. Hosein	166,571,426	1,166,383	103,506	14,762,922
1f.	Gregory T. Lucier	164,966,222	2,723,724	151,369	14,762,922
1g.	Jonathan J. Mazelsky	164,501,688	3,177,506	162,121	14,762,922
1h.	Brian P. McKeon	167,101,344	657,813	82,158	14,762,922
1i.	Daniel T. Scavilla	167,087,998	674,884	78,433	14,762,922
1j.	Leslie F. Varon	166,054,818	1,611,470	175,027	14,762,922
1k.	Janet S. Vergis	165,269,825	2,490,769	80,721	14,762,922
1l.	Donald J. Zurbay	116,568,821	51,059,271	213,223	14,762,922

2.Ratification of appointment of Deloitte and Touche LLP as the Company’s independent registered public accountants for 2026.

For	Against	Abstain	Broker Non-Votes
182,033,381	465,064	105,792	—

3.Approval, by non-binding advisory vote, of the Company’s executive compensation for 2025.

For	Against	Abstain	Broker Non-Votes
158,496,058	9,090,084	255,173	14,762,922
4.Approval of Amendment No. 2 to the Company’s 2024 Omnibus Incentive Plan (the “2024 Plan”) to increase the number of shares of the Company’s Common Stock issuable under the 2024 Plan by 15,000,000 shares.

For	Against	Abstain	Broker Non-Votes
139,933,388	27,713,777	194,150	14,762,922

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENTSPLY SIRONA Inc.

By:	/s/ Daniel T. Scavilla
Daniel T. Scavilla
President and Chief Executive Officer

Date: June 4, 2026